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                                                                   EXHIBIT 10.1

                           FLAG TELECOM GROUP LIMITED
                            2002 STOCK INCENTIVE PLAN

1.   PURPOSES.

     (a) ELIGIBLE AWARD RECIPIENTS. The persons eligible to receive Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

     (b) AVAILABLE AWARDS. The purpose of the Plan is to provide a means by which eligible Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

     (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any holding company or subsidiary of the Company or any entity selected by the Board to participate in this Plan; PROVIDED, THAT, with respect to Incentive Stock Options, the term shall only mean "parent corporation" and "subsidiary corporation" as defined in Sections 424(e) and 424(f) of the Code, respectively.

     (b)    "AWARD" means any award granted under the Plan.

     (c) "AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan (and in the event of any inconsistency between the terms of an Agreement and the Plan, the terms of the Plan will override).

     (d)    "BOARD" means the board of directors of the Company.

     (e) "CAUSE" means, if the Participant is a party to an employment agreement or agreement for services with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement or definition exists, it shall mean a Participant's (i) material breach of any of such Participant's covenants or obligations under any applicable employment agreement or agreement for services or non-compete agreement; (ii) continued failure after written notice from the Company or any applicable Affiliate to satisfactorily perform assigned job responsibilities or to follow the reasonable instructions of such Participant's superiors, including, without limitation, the Board; (iii) commission of a crime constituting a felony (or its equivalent) under the laws of any jurisdiction in which the Company or any applicable Affiliate conducts its business or other crime involving moral turpitude; or (iv) material violation of any material law or regulation (including, without limitation, the Foreign Corrupt Practices Act or any similar non-U.S. statute) or any policy or code of conduct adopted by the Company or engaging in any other form of

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misconduct which, if it were made public, could reasonably be expected to adversely affect the business reputation or affairs of the Company or of an Affiliate. The Board or Committee, in good faith, shall determine all matters and questions relating to whether a Participant has been discharged for Cause.

     (f) "CHANGE IN CONTROL" means the occurrence of one of the following events:

            (i) any "person" or "group" becomes the "beneficial owner" (as such terms are used in Rule 13d-3 promulgated under the Security Exchange Act of 1934, as amended, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 51% or more of the Common Stock; PROVIDED, HOWEVER, that an event described in this paragraph (i) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary, (B) any underwriter temporarily holding securities pursuant to an offering of such securities, or
(C) any person or group pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii)); or

            (ii) the Company amalgamates or otherwise consolidates or merges with any other corporation or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets and/or procures such sale or other disposition of the assets of the Company's direct and indirect subsidiaries (on a consolidated basis) to any other person or group, in either one transaction or a series of related transactions which occur within six months, other than an amalgamation or disposition of assets: (A) of or by the Company and/or its subsidiaries into or to a 100% owned subsidiary of the Company, or (B) pursuant to a transaction in which the issued Common Stock are exchanged for securities or other property with the effect that the beneficial owners of the issued Common Stock immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the issued shares or stock (measured by voting power rather than number of shares) of the amalgamated corporation or the person or group to whom the Company's (and/or its subsidiaries') assets are transferred immediately following such transaction (any transaction which satisfies the criteria specified in (A) or (B) above shall be deemed to be a "Non-Qualifying Transaction").

     (g) "CODE" means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     (h) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with the bye-laws of the Company and
Section 3(c) of the Plan.

     (i) "COMMON STOCK" means the common shares of the Company, $1.00 par value per share.

     (j) "COMPANY" means FLAG Telecom Group Limited, a Bermuda exempted company.

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     (k)    "CONSULTANT" means any person, including an advisor, who is engaged by the Company or an Affiliate to render consulting or advisory services and who is not either an Employee or Director.

     (l) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, has not been interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the Committee, in their sole discretion, may determine whether Continuous Service shall be considered interrupted.

     (m)    "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (n) "DIRECTOR" means a member of the Board or any member of the board of directors of any Affiliate.

     (o) "DISABILITY" means, if the Participant is a party to an employment agreement or agreement for services with the Company or its Affiliates and such agreement provides for a definition of Disability, the definition therein contained, or, if no such agreement or definition exists, it shall mean the failure of any Participant to perform his or her duties due to physical or mental incapacity as determined by the Board or Committee.

     (p) "EFFECTIVE DATE" shall mean the first business day after the date on which the closing conditions contained in the Plan of Reorganization shall have been satisfied or waived.

     (q)    "EMPLOYEE" means any person employed by the Company or an Affiliate.

     (r) "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended.

     (s) "FAIR MARKET VALUE" per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Common Stock on the Nasdaq National Market (or any other U.S. exchange or national market system upon which price quotations for the Company's Common Stock are regularly available); PROVIDED, HOWEVER, that at any time that the Common Stock of the Company is not traded on a public exchange, Fair Market Value per share shall mean, as of any date, except as may otherwise be provided in an Award Agreement, the fair market value on such date as determined in good faith by the Board.

     (t) "HOLDING COMPANY" has the meaning set out in section 86 of the Companies Act 1981 of Bermuda.

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     (u)    "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (v) "NON-EMPLOYEE DIRECTOR" means a Director who serves on the Board and who is a "non-employee director" within the meaning of Rule 16b-3 and who is also an "outside director" within the meaning of Section 162(m) of the Code.

     (w) "NONSTATUTORY STOCK OPTION" means an Option that is not intended to qualify as an Incentive Stock Option.

     (x) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

     (y)    "OPTION" means an Incentive Stock Option or a Nonstatutory Stock
Option.

     (z) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical (and may include a term to the effect that, in the event of any inconsistency between the terms of an Option Agreement and the Plan, the terms of the Plan will prevail);

     (aa) "OPTIONEE" means a person holding an Option granted pursuant to the Plan.

     (bb) "PARTICIPANT" means a person holding an Award granted pursuant to the Plan.

     (cc)   "PLAN" means the FLAG Telecom Group Limited 2002 Stock Incentive
Plan.

     (dd) "PLAN OF REORGANIZATION" shall mean that certain Third Amended and Restated Joint Plan of Reorganization of Flag Telecom Holdings Limited (a predecessor to the Company) and certain of its subsidiaries, filed with the United States Bankruptcy Court, Southern District of New York, Case Nos. 02-11732 through 02-11736 and 02-11975 through 02-11979 (ALG) (Jointly
Administered).

     (ee) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (ff) "SARBANES-OXLEY ACT OF 2002" means that certain U.S. federal legislation adopted on July 30, 2002, as amended or supplemented from time to time, or any U.S. federal statute or regulation adopted by the U.S. Securities and Exchange Commission in effect that has replaced, amended or supplemented or will replace, amend or supplement such statute, and any reference in this Plan to a provision of the Sarbanes-Oxley Act of 2002 or a rule or regulation promulgated thereunder or in connection therewith means such provision, rule or regulation as amended or supplemented from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation.

     (gg)   "SEC" means the U.S. Securities and Exchange Commission.

     (hh)   "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

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     (ii)   "SUBSIDIARY" has the meaning set out in section 86 of the Companies
Act 1981 of Bermuda.

     (jj) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

3.   ADMINISTRATION.

     (a) ADMINISTRATION. The Plan shall be administered by the Board and, if and when appointed, the Committee.

     (b) POWERS OF COMMITTEE. The Board and the Committee shall each have the power, subject to, and within the limitations of, the express provisions of the
Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

            (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. The Committee shall expressly have the authority to adopt any modifications, procedures and sub-plans as may be necessary or desirable to comply with provisions of the law of foreign countries in which the Company or its Affiliates may operate to assure the viability of the benefits from Awards granted to Participants employed or providing services in such countries and to meet the objectives of the Plan. If, in connection with the adoption of a sub-plan of the Plan, approval is required from the U.K. Inland Revenue or any other applicable agency of any other country or jurisdiction, the Committee shall have the authority to seek such approval and the adoption of the sub-plan shall be conditioned on such approval being obtained.

            (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a Committee consisting of two (2) or more Non-Employee Directors. In such event, the term "Committee" shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (including, without limitation, those set out in Section 3(b)), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may terminate the delegation of its powers to the Committee at any time and assume sole

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responsibility for the administration of the Plan. The Board may also (A)
delegate to a committee of one or more members of the Board who are not "outside directors" within the meaning of Section 162(m) of the Code the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (B) delegate to a committee of one or more members of the Board who are not "non-employee directors" within the meaning of Rule 16b-3 the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     (d) EFFECT OF BOARD/COMMITTEE'S DECISION. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. Members of the Committee and any officer or employee of the Company or any Affiliate acting at the direction of the Committee shall (as far as permitted by applicable law) not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

     (e) REFERENCES TO COMMITTEE. All references to the "Committee" in the following provisions of this Plan are deemed (unless the context otherwise requires) also to include reference to the Board. For the avoidance of doubt, references to the Board shall not be deemed to include reference to the Committee.

4.   SHARES SUBJECT TO THE PLAN.

     Subject to the provisions of Section 11, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate 222,222 shares of Common Stock; PROVIDED, THAT, no more than 222,222 shares shall be subject to Incentive Stock Options. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised or realized in full, the shares of Common Stock not acquired under such Award shall again become available to be made subject to Awards under the Plan. The shares of Common Stock subject to the Plan shall be authorized but unissued shares. Common Stock reacquired by the Company on the market or otherwise may not be reissued under the Plan.

5.   ELIGIBILITY.

     (a) ELIGIBILITY FOR SPECIFIC OPTIONS. Incentive Stock Options may only be granted to Employees and Nonstatutory Stock Options and other Awards may be granted to Employees, Directors and Consultants.

     (b) TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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     (c)    SECTION 162(m) LIMITATION. Subject to the provisions of Section 11, no Employee shall be eligible to be granted Options to acquire more than 222,222 shares of Common Stock during any calendar year.

     (d)    CONSULTANTS.

            (i) At any time that the Common Stock is not publicly traded on a recognized stock exchange, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("RULE 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Board or Committee determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

            (ii) At any time that Common Stock is publicly traded on a recognized stock exchange, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("FORM S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant either (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

            (iii) Rule 701 and Form S-8 generally are available to Consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the issuer, its holding company, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's holding company; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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     (a)    TERM. Subject to the provisions of Section 5(b) regarding Ten
Percent Stockholders, no Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (and not less than the par value of the Common Stock).

     (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be established by the Committee but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (and not less than the par value of the Common Stock).

     (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised or
(ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock having an aggregate Fair Market Value equal to the exercise price to be satisfied by their delivery (provided that such delivery is duly effected as a purchase of own shares in accordance with the Companies Act 1981 of Bermuda) or (B) in any other form of legal consideration that may be acceptable to the Committee, including, without limitation, a "cashless" exercise program established with a broker that does not violate the Sarbanes-Oxley Act of 2002 (and provided always that the value received by the Company is sufficient to pay up in full the exercise price for each share of Common Stock issued under the relevant Award). Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, may be paid only by Common Stock that have been held by the Optionee for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

     (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the

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Company, designate a third party who, in the event of the death or incapacity of the Optionee, shall thereafter be entitled to exercise the Option.

     (g) VESTING. The total number of shares of Common Stock subject to an Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board or Committee may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised. No Option may be exercised for a fraction of a share of Common Stock.

     (h) TERMINATION OF CONTINUOUS SERVICE. Unless otherwise provided in an Option Agreement, in the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or Disability), all unvested Options shall terminate and the Optionee may exercise his or her vested Options, but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement; PROVIDED, THAT, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (i) DISABILITY OF OPTIONEE. Unless otherwise provided in an Option Agreement, in the event that an Optionee's Continuous Service terminates as a result of the Optionee's Disability, all unvested Options shall terminate and the Optionee (or a person designated to exercise the Option upon the Optionee's Disability pursuant to Section 6(f)) may exercise his or her vested Options, but only within such period of time ending on the earlier of (i) the date twelve
(12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (j) DEATH OF OPTIONEE. Unless otherwise provided in an Option Agreement, in the event an Optionee's Continuous Service terminates as a result of the Optionee's death, then all unvested Options shall terminate and the vested Options may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the date twelve
(12) months following the date of death or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (k) CHANGE IN CONTROL. Unless otherwise provided in an Option Agreement and except as otherwise provided in the Plan, a Change in Control shall not effect any Options granted under the Plan.

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7.   PROVISIONS OF AWARDS OTHER THAN OPTIONS.

     (a) STOCK BONUS AWARDS. Each Agreement evidencing a stock bonus shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Agreements may change from time to time, and the terms and conditions of separate Agreements need not be identical, but each such Agreement shall include (through incorporation of provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

            (i) CONSIDERATION. To the extent permitted by applicable law such that shares will be treated as fully paid, a stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) VESTING. Shares of Common Stock awarded under the stock bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

            (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may reacquire, for par value, any or all of the shares of Common Stock held by the Participant that were delivered to the Participant under the stock bonus Award and which have not vested as of the date of termination under the terms of the applicable Agreement.

            (iv) TRANSFERABILITY. Rights to acquire shares of Common Stock under the applicable Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Agreement, as the Committee shall determine in its discretion, so long as the Common Stock awarded under the Agreement remains subject to the terms of the Agreement.

     (b) RESTRICTED STOCK AWARDS. Each such Agreement evidencing a grant of restricted Common Stock shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Agreements may change from time to time, and the terms and conditions of separate Agreements need not be identical, but each such Agreement shall include (through incorporation of provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

            (i) PURCHASE PRICE. The purchase price of Awards of restricted Common Stock shall be determined by the Committee, which shall in no event be less than the par value per share.

            (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the applicable Agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other similar arrangement with the Participant to the extent it does not violate the Sarbanes-Oxley Act of 2002 or any other applicable law; or (iii) subject to applicable law, in any other form of legal consideration that may be acceptable to the Committee in its discretion (and provided always that, in the case of newly-issued Common Stock, the value received by the Company is sufficient to pay up in full the purchase price for each share issued under the relevant Award).

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            (iii)   VESTING. Shares of Common Stock acquired under the
applicable Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

            (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire, for par value, any or all of the shares of Common Stock held by the Participant which were delivered to the Participant under the restricted stock Award and which have not vested as of the date of termination under the terms of the applicable Agreement.

            (v) TRANSFERABILITY. Rights to acquire shares of Common Stock under the Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Agreement remains subject to the terms of the Agreement.

8.   COVENANTS OF THE COMPANY

     (a) AVAILABILITY OF SHARES. During the terms of the Awards, the Company shall keep available (or shall insure that its subsidiaries keep available) at all times the number of shares of Common Stock required to satisfy such Awards.

     (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act or any other applicable law of the United States or otherwise the Plan, any Awards or any Common Stock issued or issuable pursuant to any such Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon grant or exercise of such Awards unless and until such authority is obtained.

9.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Common Stock pursuant to the grant or exercise of Awards shall constitute general funds of the Company.

10.  MISCELLANEOUS.

     (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to such Award

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unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and has become the registered holder of such shares.

     (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant with or without notice and with or without Cause or (iii) the service of a Director pursuant to the bye-laws (or equivalent constitutional document) of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

     (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and to be satisfied that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold or to direct the withholding from any compensation paid to the Participant by the Company or by an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a

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result of the exercise or acquisition of Common Stock under the Award; PROVIDED,
HOWEVER, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company (by way of a purchase of own shares duly effected in accordance with the Companies Act 1981 of Bermuda) or to a subsidiary of the Company, owned and unencumbered shares of Common Stock not acquired from the Company with a Fair Market Value equal to the amount of tax liability to be satisfied by their delivery.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) CAPITALIZATION ADJUSTMENTS. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, amalgamation, split-up, spin-off, share repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or shares of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Committee's opinion, such event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, without limitation, adjust any or all of the following: (i) the number and kind of shares (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares (or other securities or property) subject to all or any outstanding Awards; and
(iii) the grant or exercise price with respect to all or any outstanding Awards. The Committee's determination under this Section 11(a) shall be final, binding and conclusive.

     (b) TERMINATION OF AWARDS. Unless otherwise provided in an Award Agreement, upon the occurrence of an Event, or other similar corporate event or transaction in which outstanding Awards are not to be assumed by the surviving entity or otherwise continued following such an Event or other similar corporate event or transaction, the Committee may, in its discretion, terminate any outstanding Award without a Participant's consent and (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (based on the Fair Market Value of the shares on the date of such termination) or the replacement of such Award with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such Event but will terminate at the end of that period.

     (c) FUTURE TRANSACTIONS. The existence of the Plan, the Award Agreements and the Award granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any amalgamation of the Company, any issue of shares or of options, warrants or rights to purchase shares or of bonds, debentures, preferred or prior preference shares whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or

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exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon an Event, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq National Market or other national securities exchange listing requirements.

     (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) NO IMPAIRMENT OF RIGHTS. Subject to Section 11, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (e) AMENDMENT OF AWARDS. Subject to Section 11, the Board at any time, and from time to time, may amend the terms of any one or more Awards; PROVIDED, HOWEVER, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) PLAN TERM. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) NO IMPAIRMENT OF RIGHTS. Subject to Section 11, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

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14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as of the Effective Date. Confirmation of the Plan of Reorganization shall constitute all necessary approval by the shareholders of the Company of the Plan.

15.  CHOICE OF LAW.

     The laws of Bermuda shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such country's conflict of law rules.

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